Going Concern	12 Months Ended
Dec. 31, 2024
Going Concern [Abstract]
GOING CONCERN

2. GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. For the years ended December 31, 2023 and 2022, the Company incurred significant and recurring operating losses and negative cash flows from operating activities of approximately US$138.0 million and US$178.0 million, respectively. Although the Company generated net cash inflows of US$33.6 million during the year ended December 31, 2024, its cash and cash equivalents declined significantly to approximately US$0.1 million as of December 31, 2024, compared to US$23.2 million as of December 31, 2023. Additionally, the Company reported an accumulated deficit of approximately US$737.0 million as of December 31, 2024, as compared to US$564.5 million as of December 31, 2023.

In addition to the deteriorating cash position and ongoing losses, the Company remains dependent on external sources of financing, which may not be available on acceptable terms or in sufficient amounts, if at all. Furthermore, the Company is exposed to unresolved litigation and guarantee obligations that may further strain its limited financial resources.

While management has disclosed intentions to secure additional financing and reduce expenditures, no definitive arrangements have been executed, and no viable pathway to financial stability has been demonstrated. In light of these conditions and absent the successful execution of a comprehensive restructuring or financing strategy in the near term, the Company does not appear to have the ability to meet its obligations as they become due within one year after the date the financial statements are issued. Accordingly, substantial doubt about the Company’s ability to continue as a going concern is not alleviated.

The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.